                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                                  ------------

                       February 5, 2003 (February 5, 2003)
     -----------------------------------------------------------------------
                Date of Report (Date of earliest event reported)

                      Revlon Consumer Products Corporation
     -----------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Delaware               33-59650               13-3662953
    -------------------- ------------------------ -------------------------
    (State or Other        (Commission File No.)      (I.R.S. Employer
    Jurisdiction of                                    Identification
    Incorporation)                                     No.)

     625 Madison Avenue
     New York, New York                                 10022
     ----------------------------------- ---------------------------------
           (Address of Principal                     (Zip Code)
           Executive Offices)

                                 (212) 527-4000
     -----------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                      None
     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Regulation FD Disclosure

Investment by MacAndrews & Forbes

         On February 5, 2003, Revlon, Inc. ("Revlon") announced that its Board of Directors, following the recommendations of a special committee of the Board, approved the previously announced proposal from MacAndrews and Forbes Holdings Inc. ("MacAndrews & Forbes"), a corporation wholly owned by Ronald O. Perelman, to provide Revlon and its subsidiaries with up to $150 million in cash to help fund Revlon's growth plan. A copy of the press release is attached as Exhibit
99.1 to this report.

         On February 5, 2003, Revlon and Revlon Consumer Products Corporation, its wholly-owned subsidiary ("Products Corporation"), entered into an Investment Agreement with MacAndrews & Forbes that provides, among the things, for the investment by MacAndrews & Forbes in the form of (i) a $100 million senior unsecured multiple draw term loan to Products Corporation, (ii) a $50 million advance to Revlon if needed prior to completion of a proposed rights offering to be undertaken by Revlon through an investment in shares of a newly-issued class of non-voting, non-dividend paying, non-convertible Series C preferred stock of Revlon that would be redeemed upon consummation of the rights offering, (iii) a senior unsecured supplemental line of credit which provides Products Corporation with up to $40 million in revolving loan commitment during 2003, increasing to up to $65 million during 2004, and (iv) a commitment to participate on a pro-rata basis with other Revlon common stockholders in the rights offering. A copy of the Investment Agreement is attached as Exhibit 2.1 to this report.

         In connection with the announcements described above, on February 5, 2003, Products Corporation entered into the Senior Unsecured Multiple-Draw Term Loan Agreement and a Senior Unsecured Supplemental Line of Credit Agreement with MacAndrews & Forbes, both of which are described further below.

         Pursuant to the Senior Unsecured Multiple-Draw Term Loan Agreement, MacAndrews & Forbes will provide to Products Corporation a $100 million senior unsecured multiple-draw term loan with a final maturity date of December 1, 2005 and interest at 12.0%, not payable in cash, but added to the principal quarterly and to be paid in full at final maturity.

         Pursuant to the Senior Unsecured Supplemental Line of Credit Agreement, MacAndrews & Forbes will provide to Products Corporation up to $40 million in outstanding principal amount of revolving loans during 2003, which commitment increases to $65 million during 2004, with a final maturity date of December 31, 2004, if Products Corporation is fully drawn under its $100 million senior unsecured multiple-draw term loan and MacAndrews & Forbes has purchased an aggregate of $50 million of the Series C preferred stock of Revlon (or if Revlon has consummated its rights offering and redeemed all the outstanding shares of Series C preferred stock). Each loan shall bear interest on the unpaid principal amount thereof at a rate per annum from time to time equal to lesser of (i) 12.0% and (ii) the rate that is 0.25% less than the rate payable from time to time on Eurodollar Loans under the Second Amended and Restated Credit Agreement, dated as of November 30, 2001, among Products Corporation, its subsidiaries parties thereto, and the lenders syndicate party thereto.

         Pursuant to an Investment Agreement entered into between Revlon, Products Corporation and MacAndrews & Forbes, if, prior to the proposed rights offering of Revlon, Products Corporation has fully drawn the $100 million senior unsecured multiple-draw term loan and needs additional capital, MacAndrews & Forbes has agreed to purchase up to an aggregate of $50 million of a newly-issued class of non-voting, non- dividend paying, non-convertible Series C Preferred Stock of Revlon which would be redeemed with the proceeds of the rights offering. The proceeds from any such purchase would be contributed by Revlon to Products Corporation.

         Copies of the Senior Unsecured Multiple-Draw Term Loan Agreement, the Investment Agreement and the Senior Unsecured Supplemental Line of Credit Agreement are attached as Exhibits 10.17, 2.1 and 10.18, respectively, to this report.

Amendment to Existing Credit Agreement

         On February 5, 2003, Products Corporation also entered into an amendment of its existing credit agreement. The amendments included, among other things, the elimination of the minimum cumulative EBITDA and leverage ratio covenants for the first three quarters of 2003, a waiver of compliance with such covenants for the fourth quarter of 2003 expiring on January 31, 2004, an increase of 0.5% in applicable margins, the substitution of a minimum liquidity covenant for 2003 through January 31, 2004 and certain other amendments to allow for the investments by MacAndrews & Forbes described above and the Revlon, Inc. rights offering. The amendments also provide for a waiver of the financial covenants, including the minimum cumulative EBITDA and leverage ratio covenants, for the four quarters ended December 31, 2002.

         A copy of the Second Amendment and First Waiver Agreement is attached as Exhibit 10.19 to this report.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

        (c)      Exhibits

        Exhibit No.                 Description
        -----------                 -----------

        Exhibit 2.1 Investment Agreement, dated as of February 5, 2003, among Revlon, Inc., Revlon Consumer Products Corporation and MacAndrews & Forbes Holdings Inc.

        Exhibit 10.17 Senior Unsecured Multiple-Draw Term Loan Agreement, dated as of February 5, 2003, between MacAndrews & Forbes Holdings Inc. and Revlon Consumer Products Corporation.

        Exhibit 10.18 Senior Unsecured Supplemental Line of Credit Agreement, dated as of February 5, 2003, between MacAndrews & Forbes Holdings Inc. and Revlon Consumer Products Corporation.

        Exhibit 10.19 Second Amendment and First Waiver Agreement, dated as of February 5, 2003, among Revlon Consumer Products Corporation, its subsidiaries parties thereto, the lenders parties thereto, Citibank, N.A., as documentation agent, J.P. Morgan Securities Inc., as arranger, and JPMorgan Chase Bank, as administrative agent.

        Exhibit 99.1 Revlon, Inc. Press Release dated February 5, 2003. (incorporated by reference to
                                    Exhibit 99.1 of the Current Report on
                                    Form 8-K of Revlon, Inc. filed with the
                                    Securities and Exchange Commission on
                                    February 5, 2003).

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          REVLON CONSUMER PRODUCTS CORPORATION


                                          By: /s/ Robert K. Kretzman
                                             -----------------------
                                          Robert K. Kretzman
                                          Senior Vice President, General
                                          Counsel and Secretary

Date:  February 5, 2003


                                  EXHIBIT INDEX


        Exhibit No.                 Description
        -----------                 -----------

        Exhibit 2.1 Investment Agreement, dated as of February 5, 2003, among Revlon, Inc., Revlon Consumer Products Corporation and MacAndrews & Forbes Holdings Inc.

        Exhibit 10.17 Senior Unsecured Multiple-Draw Term Loan Agreement, dated as of February 5, 2003, between MacAndrews & Forbes Holdings Inc. and Revlon Consumer Products Corporation.

        Exhibit 10.18 Senior Unsecured Supplemental Line of Credit Agreement, dated as of February 5, 2003, between MacAndrews & Forbes Holdings Inc. and Revlon Consumer Products Corporation.

        Exhibit 10.19 Second Amendment and First Waiver Agreement, dated as of February 5, 2003, among Revlon Consumer Products Corporation, its subsidiaries parties thereto, the lenders parties thereto, Citibank, N.A., as documentation agent, J.P. Morgan Securities Inc., as arranger, and JPMorgan Chase Bank, as administrative agent.

        Exhibit 99.1 Revlon, Inc. Press Release dated February 5, 2003. (incorporated by reference to
                                    Exhibit 99.1 of the Current Report on
                                    Form 8-K of Revlon, Inc. filed with the
                                    Securities and Exchange Commission on
                                    February 5, 2003).